UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2020

UNUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38443	46-5308248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Cambridge Park Drive, Suite 2500 Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 945-5576

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	UMRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2020, Unum Therapeutics Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to change its corporate name to “Cogent Biosciences, Inc.” The Certificate of Amendment and the corporate name change will be effective as of 12:01 a.m. Eastern Time on October 6, 2020.

In connection with the corporate name change, the Company approved its Second Amended and Restated Bylaws (the “Amended and Restated Bylaws”) effective October 6, 2020, to reflect its new corporate name. The Amended and Restated Bylaws contain no other changes.

Copies of the Certificate of Amendment and the Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively.

The Company’s common stock will trade on the Nasdaq Global Select Market under the new name and the ticker symbol “COGT” as of the start of trading on October 6, 2020. In connection with the corporate name change, the new CUSIP for the Company’s common stock will be 19240Q 102.

Item 7.01 Regulation FD Disclosure.

On October 5, 2020, the Company issued a press release announcing the corporate name change to “Cogent Biosciences, Inc.” A copy of the press release is attached hereto as Exhibit 99.1.

Additionally, the Company is furnishing a corporate presentation, attached as Exhibit 99.2 to this Current Report on Form 8-K, which the Company intends to use from time to time in meetings with investors and others beginning on October 5, 2020. The corporate presentation will also be available in the investor relations section of the Company’s website at http://CogentBio.com.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation, effective as of October 6, 2020

3.2	Second Amended and Restated Bylaws of Cogent Biosciences, Inc., effective as of October 6, 2020

99.1	Press release issued by Unum Therapeutics Inc. on October 5, 2020 furnished herewith.

99.2	Cogent Biosciences, Inc. corporate presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2020	UNUM THERAPEUTICS INC.

	By:	/s/ Charles Wilson
Charles Wilson, Ph.D.
Chief Executive Officer and President